Exhibit 10.17

AMENDMENT NUMBER FOUR

TO CREDIT AGREEMENT AND WAIVER

THIS AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT AND WAIVER (this “Amendment”), dated as of January 28, 2010, is entered into by and between JMP GROUP LLC, a Delaware limited liability company (“Borrower”) and CITY NATIONAL BANK, a national banking association (“Lender”) in light of the following:

WITNESSETH

WHEREAS, Borrower and Lender are party to that certain Credit Agreement, dated as of August 3, 2006 (as so amended and as otherwise amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested that Lender amend the Credit Agreement as set forth herein;

WHEREAS, Borrower has requested that Lender waive the Event of Default that has occurred and is continuing under Section 7.1 of the Credit Agreement due to Borrower’s failure to comply with Section 5.7 of the Credit Agreement requiring Borrower to deliver to Lender joinders to the Guaranty, Intercompany Subordination Agreement, Security Agreement and Stock Pledge Agreement, together with other documents related thereto and more particularly described in Section 5.7 (collectively, the “Additional Subsidiary Documents”), for JMP Credit Corporation, a Delaware corporation, JMP Capital LLC, a Delaware limited liability company, Cratos Capital Partners, LLC, a Delaware limited liability company, Cratos Capital Management, LLC, a Delaware limited liability company, Cratos CDO Management, LLC, a Delaware limited liability company, Cratos CLO I Holdings, LLC, a Delaware limited liability company (collectively referred to herein as the “New Domestic Subsidiaries”), and Cratos CLO I Ltd., an ordinary resident company incorporated under the laws of the Cayman Islands (the “New Foreign Subsidiary” and, together with the New Domestic Subsidiaries, the “New Subsidiaries”), within the time frame specified for in Section 5.7 (the “Designated Event of Default”);

WHEREAS, Lender has agreed to waive the provisions of Section 5.7 and the related delivery of the Additional Subsidiary Documents by the New Subsidiaries; and

WHEREAS, subject to the terms and conditions set forth herein, Lender is willing to provide the amendment as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

2. AMENDMENTS TO CREDIT AGREEMENT.

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions therein in proper alphabetical order:

““JMPCC” means JMP Credit Corporation, a Delaware corporation.”

““JMPG” means JMP Group, Inc., a Delaware corporation.”

(b) Section 6.1 of the Credit Agreement is hereby amended by (i) deleting the text “and” immediately following clause (I), (ii) deleting the text “.” immediately following clause (m) and replacing such text with “; and”, and (iii) adding the following new clause (n) immediately following clause (m):

“(n) Debt incurred by JMPCC and payable to JMPG, in an aggregate principal amount of $10,000,000.”

(b) Section 4.2 of the Disclosure Statement is amended to include the information set forth on Exhibit A attached hereto.

3. WAIVER. Subject to the satisfaction of the conditions set forth in Section 5 hereof, Lender hereby waives (i) the Designated Event of Default and (ii) the obligation of any Obligor to deliver (solely with respect to the New Subsidiaries) or to cause the New Subsidiaries to deliver the Additional Subsidiary Documents. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Lender under the Credit Agreement and the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement and the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The waiver herein is limited to the specifics hereof, shall not apply with respect to any Default or Event of Default other than the Designated Event of Default, or any other facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Credit Agreement or the other Loan Documents, and, except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power, or remedy of Lender, nor as a consent to or waiver of any further or other matter, under the Loan Documents. Nothing herein shall be deemed to entitle Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender as follows:

(a) Borrower has the requisite power and authority to execute and deliver this Amendment and the authority to perform its obligations hereunder and under the Loan Documents to which it is a party. The execution, delivery, and performance of this Amendment and the performance by Borrower of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions; and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

(b) This Amendment has been duly executed and delivered by Borrower. This Amendment will, upon its effectiveness in accordance with the terms hereof, and each Loan Document to which Borrower is a party is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors’ rights and principles of equity applicable hereto;

(c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower;

(d) Borrower does not have any actual or potential claim or cause of action against Lender for any actions or events occurring on or before the date hereof, and Borrower hereby waives and releases any right to assert same;

(e) No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment after giving effect to this Amendment; and

(f) The representations and warranties in the Credit Agreement and the other Loan Documents are true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

5. CONDITIONS PRECEDENT TO THIS AMENDMENT The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a) Lender shall have received this Amendment, duly executed by Borrower, and the same shall be in full force and effect;

(b) Lender shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit B, duly executed and delivered by each Subsidiary of Borrower that is listed on the signature pages thereof.

(c) The representations and warranties in the Credit Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(d) No Default or Event of Default shall have occurred and be continuing as of the date of the effectiveness of this Amendment after giving effect to this Amendment; and

(e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower.

6. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

7. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Credit Agreement expressly set forth in Section 2, hereof, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of the Lenders as in effect prior to the date hereof. The amendments set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences (or any Subsidiary other than the New Subsidiaries) other than those on which the same are based, shall not excuse future non-compliance with the Credit Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

8. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9.	MISCELLANEOUS

(a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Amendment.

(b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

BORROWER:	JMP GROUP LLC, a Delaware limited liability company

	By:	/s/ Joseph A. Jolson
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT AND WAIVER]

LENDER:	CITY NATIONAL BANK, a national banking corporation

	By:	/s/ Aaron Cohen
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT AND WAIVER]

EXHIBIT A

Section 4.2 to Disclosure Statement

Additional disclosure regarding new Subsidiaries:

Shareholder/Member	Borrower/Subsidiary	Interest Owned
Harvest Capital Strategies LLC	JMP Capital LLC	100% of Membership Interests
JMP Capital LLC	JMP Credit Corporation	400,000 shares of Common stock
Bryan B. Hamm *	JMP Credit Corporation	5,500 shares of Common stock
Craig Kitchin *	JMP Credit Corporation	4,250 shares of Common stock
Frederick C. Passenant *	JMP Credit Corporation	4,250 shares of Common stock
Ronald J. Banks *	JMP Credit Corporation	2,750 shares of Common stock
Renee D. Lefebvre *	JMP Credit Corporation	2,750 shares of Common stock
Jeremy P. Phipps *	JMP Credit Corporation	2,500 shares of Common stock
Christopher R. Bellamy *	JMP Credit Corporation	1,500 shares of Common stock
Shawn S. O’Leary *	JMP Credit Corporation	750 shares of Common stock
April C. Lowry *	JMP Credit Corporation	250 shares of Common stock
Andrew Dan Welch *	JMP Credit Corporation	250 shares of Common stock
Eric Rader *	JMP Credit Corporation	250 shares of Common stock
William H. Cook	JMP Credit Corporation	5,000 shares of Common stock
JMP Credit Corporation	Cratos Capital Partners, LLC	100% of Membership Interests
Cratos Capital Partners, LLC	Cratos Capital Management, LLC	100% of Membership Interests
Harvest Capital Strategies LLC	JMP Asset Management LLC	100% of Membership Interests
Cratos Capital Partners, LLC	Cratos CDO Management, LLC	100% of Membership Interests
Cratos Capital Partners, LLC	Cratos CLO I Holdings, LLC	100% of Membership Interests
Cratos CLO I Holdings, LLC	Cratos CLO I Ltd.	100% Equity Interests

*	Shareholder also holds warrants to purchase common stock of JMP Credit Corporation.

EXHIBIT B

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in (a) that certain Credit Agreement entered into between JMP GROUP LLC, a Delaware limited liability company (“Borrower”), and CITY NATIONAL BANK, a national banking association (“Lender”), dated as of August 3, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and (b) that certain Amendment Number Four to Credit Agreement, dated as of January 28, 2010 (the “Amendment”) by and among Borrower and Lender. The undersigned hereby (a) represents and warrants to Lender that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment and by each amendment to any Loan Document executed on or before the date hereof; (c) acknowledges and reaffirms its obligations owing to Lender under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, each understands that Lender has no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

[Signature page to follow.]

IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

HARVEST CAPITAL STRATEGIES LLC, a Delaware limited liability company

By:	/s/ Joseph A. Jolson
Title:	Chief Executive Officer

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT

TO AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT AND WAIVER]